This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               MORGAN STANLEY
                 CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                CDC 2004-HE3
                         ADJUSTABLE RATE POPULATION

TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV



1. DOCUMENTATION LEVEL

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % OF
                                                           MORGAGE
                                            AGGREGATE      POOL BY        AVG       WEIGHTED
                               NUMBER        CUT-OFF      AGGREGATE    MORTGAGE     AVERAGE     WEIGHTED    WEIGHTED
                                 OF           DATE         CUT-OFF       LOAN        GROSS      AVERAGE      AVERAGE      WEIGHTED
                              MORTGAGE      PRINCIPAL     PRINCIPAL    PRINCIPAL    INTEREST     GROSS      ORIGINAL      AVERAGE
DOCUMENTATION LEVEL            LOANS         BALANCE       BALANCE      BALANCE       RATE       MARGIN        LTV       FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,371     217,511,156        52.81      158,651       7.515       6.521        82.98         601.1
Stated Documentation               871     174,014,142        42.25      199,787       7.332       6.259        80.60         631.9
Limited/Alternate                   84      18,852,308         4.58      224,432       7.177       6.121        82.20         613.3
No Ratio                             7       1,468,950         0.36      209,850       7.059       4.408        88.65         657.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           2,333     411,846,557       100.00      176,531       7.420       6.384        81.96         614.9
-----------------------------------------------------------------------------------------------------------------------------------

                                     Top



2. CREDIT SCORE

-----------------------------------------------------------------------------------------------------------------------------------
                                                        % OF
                                                       MORGAGE
                                       AGGREGATE       POOL BY         AVG        WEIGHTED
                          NUMBER        CUT-OFF       AGGREGATE     MORTGAGE      AVERAGE      WEIGHTED     WEIGHTED
                            OF           DATE          CUT-OFF        LOAN         GROSS       AVERAGE       AVERAGE      WEIGHTED
                         MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      GROSS       ORIGINAL      AVERAGE
CREDIT SCORE              LOANS         BALANCE        BALANCE       BALANCE        RATE        MARGIN         LTV       FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
481 - 500                       5       1,359,014          0.33       271,803        8.201       6.607         75.11            500
501 - 520                     152      23,412,920          5.68       154,032        8.703       6.885         74.48          510.7
521 - 540                     205      30,310,454          7.36       147,856        8.580       7.160         75.17          531.3
541 - 560                     250      37,559,906          9.12       150,240        8.079       6.813         78.46          550.7
561 - 580                     218      34,982,355          8.49       160,470        7.805       6.691         79.51          570.5
581 - 600                     259      43,688,032         10.61       168,680        7.550       6.475         82.14            591
601 - 620                     264      47,287,160         11.48       179,118        7.386       6.478         84.14          609.8
621 - 640                     289      54,950,283         13.34       190,139        7.055       6.162         84.61          630.8
641 - 660                     234      41,208,917         10.01       176,106        7.088       6.106         85.36          650.4
661 - 680                     175      33,912,337          8.23       193,785        6.753       6.057         84.80          669.7
681 - 700                     130      28,329,756          6.88       217,921        6.656       5.790         83.75            690
701 - 720                      65      13,910,487          3.38       214,007        6.588       5.957         83.39          708.7
721 - 740                      39       8,969,330          2.18       229,983        6.590       5.730         85.08          729.2
741 - 760                      26       6,804,898          1.65       261,727        6.662       5.779         84.78          748.8
761 - 780                      16       3,943,651          0.96       246,478        6.095       5.795         82.90          768.4
781 - 800                       5       1,091,352          0.26       218,270        6.466       5.567         74.86          788.6
801 - 820                       1         125,703          0.03       125,703        7.250       5.990         90.00            807
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,333     411,846,557        100.00       176,531        7.420       6.384         81.96          614.9
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 807
Non-Zero Weighted Average: 615

                                     Top

3. RANGE OF ORIGINAL LTV RATIOS (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF
                                                             MORGAGE
                                               AGGREGATE     POOL BY        AVG      WEIGHTED
                                   NUMBER       CUT-OFF     AGGREGATE    MORTGAGE    AVERAGE      WEIGHTED    WEIGHTED
                                     OF          DATE        CUT-OFF       LOAN       GROSS       AVERAGE      AVERAGE     WEIGHTED
                                  MORTGAGE     PRINCIPAL    PRINCIPAL    PRINCIPAL   INTEREST      GROSS      ORIGINAL     AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)   LOANS        BALANCE      BALANCE      BALANCE      RATE        MARGIN        LTV      FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                            2       109,841        0.03       54,921      7.652        7.152        16.57         651.5
20.01 - 25.00                            2       119,301        0.03       59,651      6.257        5.196        24.40         650.3
25.01 - 30.00                            2       149,523        0.04       74,762      8.408        6.116        28.79         551.7
30.01 - 35.00                            1       124,100        0.03      124,100      6.620        5.990        30.49           593
35.01 - 40.00                            8       848,774        0.21      106,097      7.541        6.600        37.83         586.1
40.01 - 45.00                           18     2,744,468        0.67      152,470      7.549        6.800        42.43         591.5
45.01 - 50.00                           15     1,711,561        0.42      114,104      7.006        6.206        48.67         608.1
50.01 - 55.00                           26     3,796,533        0.92      146,021      7.556        6.519        52.71         583.4
55.01 - 60.00                           48     7,781,011        1.89      162,104      7.273        6.509        58.36         595.3
60.01 - 65.00                           98    17,544,348        4.26      179,024      7.632        6.611        63.45         568.7
65.01 - 70.00                          133    22,142,286        5.38      166,483      7.619        6.671        68.97           585
70.01 - 75.00                          218    36,431,018        8.85      167,115      7.522        6.531        74.16         580.3
75.01 - 80.00                          666   120,449,884       29.25      180,856      7.135        6.193        79.74         625.8
80.01 - 85.00                          286    49,041,680       11.91      171,474      7.389        6.392        84.57         605.1
85.01 - 90.00                          470    85,262,995       20.70      181,411      7.568        6.401        89.71         617.2
90.01 - 95.00                          224    45,530,857       11.06      203,263      7.427        6.170        94.63         644.2
95.01 - 100.00                         116    18,058,377        4.38      155,676      8.088        7.102        99.90         655.8
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,333   411,846,557      100.00      176,531      7.420        6.384        81.96         614.9
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 16.51
Maximum: 100.00
Weighted Average: 81.96

                                     Top

4. DOCUMENTATION LEVEL GREATER THAN 85% LTV

-----------------------------------------------------------------------------------------------------------------------------------
                                                            % OF
                                                           MORGAGE
                                             AGGREGATE     POOL BY        AVG       WEIGHTED
                                 NUMBER       CUT-OFF     AGGREGATE    MORTGAGE     AVERAGE      WEIGHTED   WEIGHTED
                                   OF          DATE        CUT-OFF       LOAN        GROSS       AVERAGE     AVERAGE    WEIGHTED
DOCUMENTATION LEVEL             MORTGAGE     PRINCIPAL    PRINCIPAL    PRINCIPAL    INTEREST      GROSS     ORIGINAL    AVERAGE
GREATER THAN 85% LTV              LOANS       BALANCE      BALANCE      BALANCE      RATE         MARGIN       LTV     FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  520     87,971,289       59.10      169,176       7.621       6.543       92.64        620.9
Stated Documentation                249     51,972,649       34.92      208,725       7.540       6.257       92.04        646.3
Limited/Alternate                    36      7,909,190        5.31      219,700       7.567       6.225       93.10        623.3
No Ratio                              5        999,100        0.67      199,820       7.322       4.875       91.95        659.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              810    148,852,229      100.00      183,768       7.588       6.415       92.45        630.2
-----------------------------------------------------------------------------------------------------------------------------------

                                     Top




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.